Commitments	3 Months Ended
Nov. 30, 2024
Commitments
Commitments

22. Commitments

In addition to the obligations under leases [note 11], the Company is subject to supply agreements with minimum spend commitments. The amount of the minimum fixed and determinable portion of the unconditional purchase obligations over the next years, is as follows:

$
2025	3,143,058
2026	1,272,764

In October 2021, EB Rental FL Corp. has entered into lease arrangement for premises, which have not commenced yet and therefore related right-of-use asset and lease liability are not recorded as at November 30, 2024. The lease offers EB Rental FL Corp. a termination clause in case certain contractual requirements are not met by the lessor at the lease commencement date.

The Company’s undiscounted lease commitments related to this lease are as follows as at November 30, 2024:

$
2025	56,040
2026	169,241
2027	172,626
2028 and thereafter	476,990